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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John A. Thain, Robert J. Katz, Gregory
K. Palm and David A. Viniar and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and to execute any and all instruments that such attorney deems necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of up to 40,000,000 shares of Common Stock of The Goldman Sachs Group, Inc. (the "Company") for one or more secondary offerings by certain former partners of The Goldman Sachs Group, L.P. and employees of, and consultants to, the Company and its subsidiaries and affiliates, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name, in his or her respective capacity as a member of the Board of Directors or officer of the Company, to one or more registration statements in such form or forms as may be appropriate to be filed with the Commission as any of them deems appropriate, to any and all amendments (including post-effective amendments) to such registration statements, to any related registration statements under Rule 462 of the Securities Act and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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     IN WITNESS WHEREOF, the undersigned have duly subscribed this Power of
Attorney this 20th day of March, 2000:


       Title                                      Signature
       -----                                      ---------

Director, Chairman of the Board and             /s/ Henry M. Paulson, Jr.
   Chief Executive Officer                      -------------------------
   (Principal Executive Officer)                    Henry M. Paulson, Jr.

Director and Vice Chairman                      /s/   Robert J. Hurst
                                                -------------------------
                                                      Robert J. Hurst

Director, President and Co-Chief                /s/    John A. Thain
   Operating Officer                            -------------------------
                                                       John A. Thain

Director, President and Co-Chief                /s/   John L. Thornton
   Operating Officer                            -------------------------
                                                      John L. Thornton

Director                                        /s/   Sir John Browne
                                                -------------------------
                                                      Sir John Browne

Director                                        /s/    John H. Bryan
                                                -------------------------
                                                       John H. Bryan

Director                                        /s/   James A. Johnson
                                                -------------------------
                                                      James A. Johnson

Director                                        /s/   Ruth J. Simmons
                                                -------------------------
                                                      Ruth J. Simmons

Director                                        /s/   John L. Weinberg
                                                -------------------------
                                                      John L. Weinberg

Chief Financial Officer (Principal              /s/   David A. Viniar
   Financial Officer)                           -------------------------
                                                      David A. Viniar

Principal Accounting Officer                    /s/   Sarah G. Smith
                                                -------------------------
                                                      Sarah G. Smith